Exhibit 99.1 UNUM THERAPEUTICS CORPORATE PRESENTATION TH COWEN AND COMPANY 39 ANNUAL HEALTHCARE CONFERENCE BOSTON, MA MARCH 2019Exhibit 99.1 UNUM THERAPEUTICS CORPORATE PRESENTATION TH COWEN AND COMPANY 39 ANNUAL HEALTHCARE CONFERENCE BOSTON, MA MARCH 2019

FORWARD-LOOKING STATEMENTS AND RISK FACTORS This presentation and the accompanying oral commentary contain forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any statements of the plans, strategies, and objectives of management for future operations, including our clinical development and commercialization plans; any projections of financial information; any statement about historical results that may suggest trends for our business; any statement of expectation or belief regarding future events; potential markets or market size, technology developments, our clinical product pipeline, clinical data or the implications thereof, enforceability of our intellectual property rights, competitive strengths or our position within the industry; any statements regarding the anticipated benefits of our collaborations or other strategic transactions; and any statements of assumptions underlying any of the items mentioned. These statement are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many risks and uncertainties, including but not limited to, risks associated with: the success, cost and timing of our product development activities and clinical trials; our ability to obtain regulatory approval for and to commercialize our product candidates; our ability to establish a commercially-viable manufacturing process and manufacturing infrastructure; regulatory requirements and regulatory developments; the effects of competition and technological advances; our dependence on third-party collaborators and other contractors in our research and development activities, including for the conduct of clinical trials and the manufacture of our product candidates; our ability to obtain, maintain, or protect intellectual property rights related to our product candidates; among others. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see our periodic filings filed from time to time with the Securities and Exchange Commission. Unless as required by law, we assume no obligation and do not intend to update these forward looking statements or to conform these statements to actual results or to changes in our expectations. All of Unum Therapeutics (“Unum”) product candidates are investigational product candidates and their safety and efficacy have not yet been established. Unum has not obtained marketing approval for any product, and there is no certainty that any marketing approvals will be obtained or as to the timelines on which they will be obtained. Any data pertaining to Unum product candidates is interim data, and may include investigator-reported interim data for which Unum has not yet independently reviewed the source data. The interim data may not be representative of the final results that may be obtained in the corresponding trials and results from earlier trials may not be representative of results obtained in later trial or pivotal trials. PAGE 2FORWARD-LOOKING STATEMENTS AND RISK FACTORS This presentation and the accompanying oral commentary contain forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any statements of the plans, strategies, and objectives of management for future operations, including our clinical development and commercialization plans; any projections of financial information; any statement about historical results that may suggest trends for our business; any statement of expectation or belief regarding future events; potential markets or market size, technology developments, our clinical product pipeline, clinical data or the implications thereof, enforceability of our intellectual property rights, competitive strengths or our position within the industry; any statements regarding the anticipated benefits of our collaborations or other strategic transactions; and any statements of assumptions underlying any of the items mentioned. These statement are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many risks and uncertainties, including but not limited to, risks associated with: the success, cost and timing of our product development activities and clinical trials; our ability to obtain regulatory approval for and to commercialize our product candidates; our ability to establish a commercially-viable manufacturing process and manufacturing infrastructure; regulatory requirements and regulatory developments; the effects of competition and technological advances; our dependence on third-party collaborators and other contractors in our research and development activities, including for the conduct of clinical trials and the manufacture of our product candidates; our ability to obtain, maintain, or protect intellectual property rights related to our product candidates; among others. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see our periodic filings filed from time to time with the Securities and Exchange Commission. Unless as required by law, we assume no obligation and do not intend to update these forward looking statements or to conform these statements to actual results or to changes in our expectations. All of Unum Therapeutics (“Unum”) product candidates are investigational product candidates and their safety and efficacy have not yet been established. Unum has not obtained marketing approval for any product, and there is no certainty that any marketing approvals will be obtained or as to the timelines on which they will be obtained. Any data pertaining to Unum product candidates is interim data, and may include investigator-reported interim data for which Unum has not yet independently reviewed the source data. The interim data may not be representative of the final results that may be obtained in the corresponding trials and results from earlier trials may not be representative of results obtained in later trial or pivotal trials. PAGE 2

KEY COMPANY HIGHLIGHTS Providing potentially curative T cell therapies to treat a broad range of cancer patients NOVEL TECHNOLOGIES to overcome limitations of current T cell therapies 1 Potent ANTI-TUMOR ACTIVITY and ENCOURAGING SAFETY in lead program 2 Ability to address challenges in treating SOLID TUMORS 3 MULTIPLE MILESTONES with readouts from four clinical trials in 2019 4 PAGE 3KEY COMPANY HIGHLIGHTS Providing potentially curative T cell therapies to treat a broad range of cancer patients NOVEL TECHNOLOGIES to overcome limitations of current T cell therapies 1 Potent ANTI-TUMOR ACTIVITY and ENCOURAGING SAFETY in lead program 2 Ability to address challenges in treating SOLID TUMORS 3 MULTIPLE MILESTONES with readouts from four clinical trials in 2019 4 PAGE 3

CURRENT CHALLENGES FOR T CELL THERAPIES

CAR-T therapy liabilities limit their use in broad patient populations

Severe toxicities associated with T cell activation

- CRS and/or neurotoxicity are observed in the majority of patients who are treated with currently approved CAR-T therapies, and can be severe or life-threatening
- These toxicities limit the patient population fit for CAR-T therapy, create unpredictable risks to patients and unnecessary burden on the healthcare system

Limited ability to target solid tumor antigens

- Traditional CAR-T cannot discriminate between high level expression of antigen on tumor cells versus low level expression on healthy tissue
- Several CAR-Ts have shown toxicities consistent with on-target – off-tumor toxicity (e.g., CAIX, HER2)

Lack of efficacy in solid tumors due to immunosuppression

- The microenvironments of many solid tumors inhibit immune function limiting efficacy of engineered T cells
- CAR-T therapies to date have not demonstrated potent efficacy in solid tumors

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UNUM THERAPEUTICS

ACTR: ANTIBODY-COUPLED T CELL RECEPTOR

An engineered T cell receptor that uses tumor-targeting mAbs to direct attack

Potential ACTR benefits

- The same universal T cell product can be used in several different cancer indications
- Potent anti-tumor activity with reduced rates and severities of CAR-T associated toxicities
- Ability to pursue antigens inaccessible to CAR-T
  - Selectively target solid tumor antigens, avoiding on-target off-tumor toxicity
  - Target T cell-expressed antigens, avoiding fratricide


tumor-specific antibody
ACTR
antigen
ACTR T cell
tumor cell

ACTR components

- **antibody recognition:** ectodomain of CD16 (normally found on NK cells), linked via a hinge and transmembrane domain
- **T cell activation:** costimulatory signals (e.g., CD28 or 41BB) and TCR signals (CD3ζ)

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UNUM THERAPEUTICS

BOXR: BOLT-ON CHIMERIC RECEPTOR

Designed to improve T cell function in solid tumor microenvironments

Potential BOXR benefits

- T cell function improved by expression of a 'bolt-on' transgene (e.g., metabolic enzymes/transporters, signaling receptors/ligands, survival factors, etc.)
- Counteracts mechanisms driving immunosuppression in solid tumors
  - Metabolic competition
  - Immune cell suppression (T-Reg, MDSC)
  - Chronic antigen stimulation
- Bolt-on transgene may augment many types of T cell therapies (ACTR, CAR, TCR, TIL, etc.)



chimeric receptor
(ACTR or CAR)
'bolt-on'
transgene
immunosuppressive cells
(Treg, MDSC)
BOXR T cell
secreted factors
metabolites
tumor cells

BOXR components

- **chimeric receptor:** universal ACTR or antigen-specific CAR drives cancer cell targeting and attack
- **bolt-on:** novel transgene re-programs T cell biology to improve functionality in the tumor microenvironment

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UNUM THERAPEUTICS

PIPELINE

Rapidly expanding pipeline in both hematologic and solid tumor cancers

Product Candidate	Indication	Antibody	Pre-Clinical	Phase I
Hematologic Cancers				
ACTR707	r/r CD20+ B cell NHL	rituximab		ATTCK-20-03
ACTR087	r/r CD20+ B cell NHL	rituximab		ATTCK-20-2
ACTR087	r/r Multiple Myeloma	SEA-BCMA *with Seattle Genetics*		ATTCK-17-01
Solid Tumor Cancers				
ACTR707	Advanced HER2+ cancers	trastuzumab		ATTCK-34-01
BOXR1030	Advanced GPC3+ cancers	n/a		

ACTR087 and ACTR707 distinguished by differences in co-stimulatory domains (ACTR087: 4-1BB, ACTR707: CD28) and structural sequences

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UNUM THERAPEUTICS

HEMATOLOGIC CANCERSHEMATOLOGIC CANCERS

ACTR IN LYMPHOMA Provides proof-of-platform for the ACTR technology, demonstrating potential best-in-class product profile § Compelling profile demonstrated at early dose levels in two independent trials in r/r NHL § ATTCK-20-03: ACTR707 (CD28) (selected as program lead) § ATTCK-20-2: ACTR087 (41BB) § Anti-tumor activity comparable to approved NHL CAR-T therapies § Favorable safety demonstrated at the correct dose level § Potential profile opens path for applying T cell therapies across broad NHL patient populations including those unfit for current CAR-T PAGE 9ACTR IN LYMPHOMA Provides proof-of-platform for the ACTR technology, demonstrating potential best-in-class product profile § Compelling profile demonstrated at early dose levels in two independent trials in r/r NHL § ATTCK-20-03: ACTR707 (CD28) (selected as program lead) § ATTCK-20-2: ACTR087 (41BB) § Anti-tumor activity comparable to approved NHL CAR-T therapies § Favorable safety demonstrated at the correct dose level § Potential profile opens path for applying T cell therapies across broad NHL patient populations including those unfit for current CAR-T PAGE 9

TESTING ACTR707 IN NHL

Study Design and Objectives

- Phase I, single arm trial testing escalating single doses of ACTR+ T cells in combination with rituximab
  - Patients pretreated with 3 days of lymphodepleting chemotherapy (fludarabine + cytarabine)
  - Rituximab administered on the R-CHOP schedule (375 mg/m^2 IV every 3-weeks)
- Key Eligibility: Rituximab-treated CD20+ aggressive NHL; Primary refractory, >2 prior lines of therapy, or post auto-HSCT
- Primary objective is safety, determination of MTD and proposed recommended Phase II dose

ATTCK-20-03 Trial Design


Dose Escalation*
Expansion
Cohort 1, n = 6
25M Cells
Cohort 2, n = 3
40M Cells
Cohort 3, n = 5
55M Cells
Cohort 4, n = 3-6
80M Cells
currently enrolling
n = 26
RP2D (TBD)

Status

- 14 patients dosed to date through first three dose cohorts
- Cleared DLT assessment at DL3, completing response assessments
- Enrolling patients at DL4

Next Steps

- Complete dose escalation, safety evaluation and response assessments
- Cohort expansion at recommended phase 2 dose (RP2D)

*study design allows for additional dose cohorts

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UNUM THERAPEUTICS

ACTR707 TOLERABILITY IN NHL

No DLTs and no significant CRS or neurologic events in the first two dose levels

Preferred Term, n (%)	Subjects with Serious Adverse Events (SAEs) Related to ACTR707	
	Dose Level 1 (n=6)	Dose Level 2 (n=3)
Febrile neutropenia	1 (17)	1 (33)
Pancytopenia	0 (0)	1 (33)

Adverse Events of Special Interest (AESI)	Subjects with AESI, n	
	Dose Level 1 (n=6)	Dose Level 2 (n=3)
New malignancy	0	0
Cytokine release syndrome	0	0
Use of therapeutic plasma exchange for any non-disease related AE	0	0
Clinically significant neurologic disorder	0	0
Clinically significant rheumatologic/autoimmune disorder	0	0
Clinically significant hematologic disorder (excluding cytopenias related to LD chemo)	0	0

Clinically significant = in the opinion of the investigator, clinically meaningful
Database snapshot: 01November18

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UNUM THERAPEUTICS

ACTR707 ANTI-TUMOR ACTIVITY IN NHL

Potent antitumor activity including complete responses in initial cohorts

Dose Level 1
- Six enrolled and treated subjects
- Three subjects with complete responses; three with disease progression

Dose Level 2
- Three enrolled and treated subjects
- One subject with complete response; two with disease progression

Summary of complete responses

Dose Level	Response	# prior therapies^	Refractory* to prior therapy	Diagnosis
1	Complete	2	no	Gr3b FL
1	Complete	5	yes	DLBCL
1	Complete	3	yes	DLBCL
2	Complete	3	yes	DLBCL

*Refractory defined as PD as best response to any line of prior therapy or relapse ≤ 12 months post ASCT
^All subjects received rituximab as prior therapy
Database snapshot: 01November18


Baseline
Cycle 3

Representative image of complete response in DLBCL subject treated with 5 prior therapies including ASCT

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UNUM THERAPEUTICS

CD19 CAR-T BENCHMARK IN NHL

Initial data indicates potential for a durable CR rate in line with approved CD19 CAR-T with an improved safety profile

	YESCARTA® (axicabtagene ciloleucel)	KYMRIAH® (tisagenlecleucel)
Indication	r/r DLBCL, PMBCL, TFL	r/r DLBCL
N evaluable for response	101	68
OR rate	72%	50%
CR rate	51%	32%
Ongoing OR at 6 months	44%[a]	33%[b]
Ongoing CR at 6 months	39%[a]	29%[b]
N evaluable for safety	108	106
CRS (≥Grade 3)	94% (13%)	74% (23%)
Neurologic toxicities (≥Grade 3)	87% (31%)	58% (18%)

No head to head trials have been conducted that would enable a direct safety and efficacy comparison to Yescarta or Kymriah

Source: USPI unless otherwise noted

[a] AACR, 2017. Analysis triggered when 92 patients reached a minimum of 6 months followup.

[b] Schuster, SJ et. al. NEJM 2019. Analysis based on 93 subjects who received tisagenlecleucel in the JULIET study.

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UNUM THERAPEUTICS

PRODUCT OPPORTUNITY IN NHL Potential to address unmet medical need for under-served patient populations Comparable durable CR rate and reduced CRS/neurotox would enable several paths forward § Compete directly with approved CAR-Ts § Move more quickly into earlier lines of therapy § Expand into new patient populations r/r DLBCL Total of over 20K r/r Follicular Lymphoma patients per year Potential best-in-class profile directly competes in the US CD19 CAR-T exposed with current CAR-T Tolerability is a key differentiator in patients Profile may directly support CD19 loss/mutation are with indolent lymphomas use in earlier lines common mechanisms of relapse to CD19 CAR-T, and not all patients derive benefit PAGE 14PRODUCT OPPORTUNITY IN NHL Potential to address unmet medical need for under-served patient populations Comparable durable CR rate and reduced CRS/neurotox would enable several paths forward § Compete directly with approved CAR-Ts § Move more quickly into earlier lines of therapy § Expand into new patient populations r/r DLBCL Total of over 20K r/r Follicular Lymphoma patients per year Potential best-in-class profile directly competes in the US CD19 CAR-T exposed with current CAR-T Tolerability is a key differentiator in patients Profile may directly support CD19 loss/mutation are with indolent lymphomas use in earlier lines common mechanisms of relapse to CD19 CAR-T, and not all patients derive benefit PAGE 14

ACTR IN MULTIPLE MYELOMA

Multiple mechanisms of action of ACTR in combination with SEA-BCMA enable a potentially more effective treatment compared to BCMA-targeting CAR-T

Potential differentiating characteristics

- Despite high response rates, durability remains a concern for many BCMA-targeted programs in development
- Improved ACTR T cell persistence may translate into enhanced response duration
- Three mechanisms of action combine to potentially counteract resistance mechanisms and enhance durability:
  - BCMA-targeted T cell cytotoxicity
  - APRIL-signaling blockade
  - NK cell-mediated ADCC



2 APRIL signaling blockade
myeloma cell
APRIL
ACTR T cell
BCMA
ACTR
SEA-BCMA
CD16
NK cell
1 ACTR T cell killing
3 Classical ADCC (via NK cell)

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UNUM THERAPEUTICS

TESTING ACTR087 IN MULTIPLE MYELOMA

Promising safety profile through early dose cohorts supports further dose escalation

Study Design and Objectives

- Phase I, single arm trial testing escalating single doses of ACTR+ T cells in combination with escalating SEA-BCMA
  - Patients pretreated with 3 days of lymphodepleting chemotherapy (fludarabine + cytarabine)
  - Antibody administered on a 3-week cycle
- Key Eligibility: r/r multiple myeloma, ≥3 prior lines of therapy or double refractory
- Primary objective is safety, tolerability and to determine recommended Phase II dose

ATTCK-17-01 Trial Design



Additional cohorts at higher Ab and/or cell doses
Cohort 2, *n=1*
0.1 mg/kg Ab
Cohort 1, *n=1*
0.03 mg/kg Ab
Cohort 3, n = 5
0.3 mg/kg Ab
Cohort 4, n = 3-6
2.0 mg/kg Ab
currently active
Potential increase in cell dose
Cohort 5b, n = 3-6
2.0 mg/kg Ab
Cohort 5a, n = 3-6
5.0 mg/kg Ab

Status

- Three dose levels completed at very low antibody doses and 30M ACTR+ T cells
- No dose limiting toxicities observed
- No severe CRS or neurologic events observed

Next Steps

- Continuation of dose escalation exploring increases in cell and/or Ab dose

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UNUM THERAPEUTICS

SOLID TUMOR CANCERSSOLID TUMOR CANCERS

ACTR + TRASTUZUMAB IN HER2+ TUMORS First ACTR solid tumor program tumor cell lines normal tissue cells § Combination for the treatment of adult patients with (HER2 high) (HER2 low) relapsed/refractory advanced HER2+ cancers § Enrolling patients with HER2+ breast cancer, gastric cancers, and other HER2+ malignancies HER2 is a challenging target for traditional CAR-T § Like many solid tumor antigens, HER2 is expressed at low levels on some normal tissues § Several CAR-T have shown toxicities consistent with on-target-off-tumor toxicity (e.g., CAIX, HER2) § Preclinical studies demonstrate a threshold effect for ACTR cytotoxic killing – minimal activity when antigen ACTR + is below a target threshold trastuzumab HER2 CAR PAGE 18ACTR + TRASTUZUMAB IN HER2+ TUMORS First ACTR solid tumor program tumor cell lines normal tissue cells § Combination for the treatment of adult patients with (HER2 high) (HER2 low) relapsed/refractory advanced HER2+ cancers § Enrolling patients with HER2+ breast cancer, gastric cancers, and other HER2+ malignancies HER2 is a challenging target for traditional CAR-T § Like many solid tumor antigens, HER2 is expressed at low levels on some normal tissues § Several CAR-T have shown toxicities consistent with on-target-off-tumor toxicity (e.g., CAIX, HER2) § Preclinical studies demonstrate a threshold effect for ACTR cytotoxic killing – minimal activity when antigen ACTR + is below a target threshold trastuzumab HER2 CAR PAGE 18

TESTING ACTR707 IN HER2+ SOLID TUMORS

Study Design & Objectives

- Open label Phase I adaptive dose-escalating study to define optimal ACTR cell dose and antibody dose
- Key eligibility: Advanced HER2 (3+) solid tumor malignancy. Must have received adequate prior therapy including HER2 directed therapy
- Primary objectives: assess safety, tolerability, and to determine recommended Phase II dose

ATTCK-34-01 Trial Design



Dose Escalation*
Expansion
Cohort 2b, n=3-6
1.0 mg/kg^ Ab 40M Cells
Cohort 3, n=3-6
2.0 mg/kg# Ab 40M Cells
n=36
RP2D
Cohort 1, n=3-6
1.0 mg/kg^ Ab 25M Cells
Cohort 2a, n=3-6
2.0 mg/kg# Ab 25M Cells
currently enrolling

Status

- Currently enrolling patients in Cohort 1
- Completing additional site activations

Next Steps

- Proceed with dose escalation through 2019
- Potential for multiple expansion cohorts across specific HER2+ malignancies

*study design has the flexibility to modify or add additional cohorts
^ 1 mg/kg weekly X 6wks then 3 mg/kg q3w
# 2 mg/kg weekly X 6wks then 6 mg/kg q3w

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UNUM THERAPEUTICS

BOXR DISCOVERY ENGINE

Enables discovery of ACTR- and CAR-based BOXR candidates addressing specific mechanisms of immunosuppression



Genetic mutations
- Dictate neoantigen load
- Modulate antigen presentation
- Increase production of suppressive factors
- Impact cell composition
Antigen Presentation
- Few and dysfunctional dendritic cells
- Defective direct antigen presentation by tumor cells
- Incomplete T cell activation
T cell
Altered Trafficking
- Induction of T cell death
- Interference with T cell migration
- Sequestration of T cells by ECM
Chronic TCR signaling
- Expression of T cell inhibitory receptors
- Imprinting epigenetic program of T cell exhuastion
Tumor cell
Immunosuppression
- Accumulation of suppressive cells
- Production of suppressive factors that inhibit T cell activation
CAF
TAM
Treg cell
Metabolic competition
- Limiting amounts of nutrients and oxygen
- Elevation of suppressive metabolites
- Limitations on T cell proliferation and survival
Dysfunctional antitumor T cells

Anderson et al., Cancer Cell, 31:311-325 (2017)



BOXR Discovery Engine
Translational Medicine
Identify patients whose tumors are most susceptible to each BOXR
Biologic Hypothesis
Unique insights into immunoregulation within tumors
High Throughput Screening
Novel, multi-stage screening strategy to simulate TME
In Vivo Validation
Stringent xenograft models to test BOXR activity in hostile environments



Score
BOXR constructs
ACTR parent
Prolif
Prolif
Prolif
IL-2
Prolif
IL-2
Prolif
IL-2
TGF-β
Kynurenine
Adenosine
PGE_2

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UNUM THERAPEUTICS

BOXR1030: FIRST BOXR CANDIDATE BOXR1030 is a GPC3 targeted CAR-T engineered for enhanced metabolism in the solid tumor microenvironment 20 Stringent xenograft models deplete TME glucose § Low glucose compromises T cell function, correlates with poor 15 patient outcomes in lung and liver cancers 10 § BOXR1030 has superior activity in xenograft models that mimic the low glucose environments of lung and liver tumors 5 mM 5 0 BOXR1030 GPC3 CAR BOXR1030 activity in low glucose HEP3B model GPC3 ‘bolt-on’ 1500 CAR transgene untreated 1000 GPC3 CAR bolt-on enzyme that improves T-cell metabolism 500 BOXR1030 0 0 20 40 60 80 100 Time (Day) PAGE 21 Blood (tail) HepG2 NCI-H446 Hep3B JHH7 3 Intratumoral glucose Tumor volume (mm ) Glucose (mM) (mM)BOXR1030: FIRST BOXR CANDIDATE BOXR1030 is a GPC3 targeted CAR-T engineered for enhanced metabolism in the solid tumor microenvironment 20 Stringent xenograft models deplete TME glucose § Low glucose compromises T cell function, correlates with poor 15 patient outcomes in lung and liver cancers 10 § BOXR1030 has superior activity in xenograft models that mimic the low glucose environments of lung and liver tumors 5 mM 5 0 BOXR1030 GPC3 CAR BOXR1030 activity in low glucose HEP3B model GPC3 ‘bolt-on’ 1500 CAR transgene untreated 1000 GPC3 CAR bolt-on enzyme that improves T-cell metabolism 500 BOXR1030 0 0 20 40 60 80 100 Time (Day) PAGE 21 Blood (tail) HepG2 NCI-H446 Hep3B JHH7 3 Intratumoral glucose Tumor volume (mm ) Glucose (mM) (mM)

SOLID TUMOR PRECLINICAL PIPELINE Multiple platform technologies (ACTR and BOXR) enable a broad pipeline tailored to particular targets and tumor types ACTR-targeted BOXR overcomes immune cell suppression MDSCs Tregs BOXR parent MDSCs Tregs Tumor Targeting Technology: Either ACTR BOXR parent 100 BOXR637 100 or CAR depending on factors including: BOXR637 75 § potential for off-tumor attack 75 MDSCs: 50 § antibody availability Myeloid-Derived MDSCs: 50 Suppressor Cells Myeloid-Derived 25 Suppressor Cells Tregs: 25 mAb Regulatory T cells Tregs: 0 scFv Regulatory T cells 0 Proliferation IF IFN- N-γ! proliferation Proliferation IFN-γ CAR-targeted BOXR overcomes exhaustion / chronic stimulation 6 BOXR parent ACTR CAR BOXR947 4 Bolt-on Technology: Tailored to different BOXR950 indications based upon translational BOXR951 insights 2 0 PAGE 22 Response (% non-suppressed) 3rd round proliferation Response response proliferation following (fold change) (% non-suppressed) (%non-suppressed) restimulation (-fold)SOLID TUMOR PRECLINICAL PIPELINE Multiple platform technologies (ACTR and BOXR) enable a broad pipeline tailored to particular targets and tumor types ACTR-targeted BOXR overcomes immune cell suppression MDSCs Tregs BOXR parent MDSCs Tregs Tumor Targeting Technology: Either ACTR BOXR parent 100 BOXR637 100 or CAR depending on factors including: BOXR637 75 § potential for off-tumor attack 75 MDSCs: 50 § antibody availability Myeloid-Derived MDSCs: 50 Suppressor Cells Myeloid-Derived 25 Suppressor Cells Tregs: 25 mAb Regulatory T cells Tregs: 0 scFv Regulatory T cells 0 Proliferation IF IFN- N-γ! proliferation Proliferation IFN-γ CAR-targeted BOXR overcomes exhaustion / chronic stimulation 6 BOXR parent ACTR CAR BOXR947 4 Bolt-on Technology: Tailored to different BOXR950 indications based upon translational BOXR951 insights 2 0 PAGE 22 Response (% non-suppressed) 3rd round proliferation Response response proliferation following (fold change) (% non-suppressed) (%non-suppressed) restimulation (-fold)

BUILDING FOR THE FUTUREBUILDING FOR THE FUTURE

PLATFORM ENHANCES COMMERCIALIZATION POTENTIAL

Reduced COGS

Closed automated system enables scalability and reduced operator time; further process automation maximizes plant utilization

Cost synergies of a universal product (e.g., large scale virus manufacture)

Scalable capacity

CMO capacity supports current development activities, ability to scale with additional suites

Clear path to scale manufacturing to meet commercial need in Unum owned manufacturing site

Reliability

100% success delivering ACTR product to patient to date

Closed automated system **reduces risk for contamination**

Turn around time

Currently in line with best practice in early development

Clear opportunity to shorten through **accelerated release testing**

Simplifying patient care

Improved safety profile enables **reduced need for monitoring and hospitalization**, reducing overall cost and complexity of administration

Patient access

Improved safety profile enables **expansion to the community setting** to access a broader patient population

Physician familiarity with universal product accelerates adoption of future products improving the patient experience →

← *optimizing economics*

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UNUM THERAPEUTICS

STRONG FINANCIAL POSITION Unum has a capital-efficient business model and significant funding through both financing and partnerships Finances § In April 2018, completed an IPO and concurrent private placement, raising $77M in gross proceeds § $154M raised since inception § Current cash balance of $87M (as of 09/30) provides runway through at least Q2 2020 § 9-months ended 09/30/2018 operating cash flow: ($23.5M) Seattle Genetics Partnership § Strategic collaboration with Seattle Genetics has provided an additional ∼$37MM to date in non-dilutive funding § Partnership to co-develop and co-commercialize novel ACTR + SGEN mAb combination therapies § Structured to leverage each partner’s expertise § Provides us access to SGEN proprietary mAbs with retained value and rights in programs PAGE 25STRONG FINANCIAL POSITION Unum has a capital-efficient business model and significant funding through both financing and partnerships Finances § In April 2018, completed an IPO and concurrent private placement, raising $77M in gross proceeds § $154M raised since inception § Current cash balance of $87M (as of 09/30) provides runway through at least Q2 2020 § 9-months ended 09/30/2018 operating cash flow: ($23.5M) Seattle Genetics Partnership § Strategic collaboration with Seattle Genetics has provided an additional ∼$37MM to date in non-dilutive funding § Partnership to co-develop and co-commercialize novel ACTR + SGEN mAb combination therapies § Structured to leverage each partner’s expertise § Provides us access to SGEN proprietary mAbs with retained value and rights in programs PAGE 25

UPCOMING MILESTONES

Multiple readouts across programs in 2019

NHL	**ACTR707 + rituximab**	ATTCK-20-03: dose escalation completed ATTCK-20-03: preliminary data from cohort expansion
	ACTR087 + rituximab	ATTCK-20-2: confirm recommended Ph2 dose (study completion)
Multiple Myeloma	**ACTR087 + SEA-BCMA**	ATTCK-17-01: multiple readouts from dose escalation
Solid tumors	**ACTR707 + trastuzumab**	ATTCK-34-01: patient dosing initiated ATTCK-34-01: dose escalation initial readouts
	BOXR1030	Initiate preclinical development

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UNUM THERAPEUTICS

EXPERIENCED LEADERSHIP



Chuck Wilson, PhD
Chief Executive Officer

Novartis, Global Head of Strategic Alliances
Archemix, Chief Technology Officer



Seth Ettenberg, PhD
Chief Scientific Officer

Novartis, Head of Oncology Biologics
CuraGen, NCI



Geoff Hodge
Chief Technical Officer

Xcellerex, VP Process Development & Manufacturing
GE Healthcare, Millennium



Michael Vasconcelles, MD
Chief Medical Officer

Takeda/Millennium, Therapeutic Area Head of Oncology
Sanofi, Genzyme

PAGE 27

28 KEY COMPANY HIGHLIGHTS NOVEL, UNIVERSAL ACTR platform for cancer cell therapy 1 Promising ANTI-TUMOR ACTIVITY and FAVORABLE TOLERABILITY PROFILE 2 BROAD PIPELINE with three current clinical stage programs growing to four by 2019 3 Ability to expand pipeline RAPIDLY and COST EFFECTIVELY 4 EXPERIENCED LEADERSHIP TEAM 528 KEY COMPANY HIGHLIGHTS NOVEL, UNIVERSAL ACTR platform for cancer cell therapy 1 Promising ANTI-TUMOR ACTIVITY and FAVORABLE TOLERABILITY PROFILE 2 BROAD PIPELINE with three current clinical stage programs growing to four by 2019 3 Ability to expand pipeline RAPIDLY and COST EFFECTIVELY 4 EXPERIENCED LEADERSHIP TEAM 5